UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2006

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On September 20, 2006 TLC Vision Corporation issued a press release announcing that Jim Wachtman, President and CEO, and Steve Rasche, VP Finance and CFO, will present at the CIBC World Market's 5th Annual Institutional Investor Conference on October 4, 2006 at 8:35 am Eastern Time at The Fairmont Queen Elizabeth in Montreal, 900 Rene Levesque Blvd. West. The presentation will be web cast live and may be accessed at www.tlcv.com in the Investor Relations section. A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Ex 99.1 - September 20, 2006 Press Release

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

September 20, 2006	By:	/s/ Brian L. Andrew

Name: Brian L. Andrew
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	September 20, 2006 Press Release